EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Read your prospectus/proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
50 South LaSalle Street
Chicago, IL 60603
on March 11, 2019

Please detach at perforation before mailing.

PROXY

VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel Global Emerging Markets Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel Global Emerging Markets Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel Global Emerging Markets Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

VEM_30403_010419

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Vontobel Global Emerging Markets Equity Institutional Fund Special Joint Meeting of Shareholders to Be Held on March 11, 2019. The Proxy Statement for this meeting is available at https://www.proxy-direct.com/von-30403

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board of Trustees recommends a vote FOR the following proposal.**

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Emerging Markets Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel Global Emerging Markets Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Emerging Markets Opportunities Fund; and will assume all of the liabilities of Vontobel Global Emerging Markets Equity Institutional Fund.	☐	☐	☐

2. To approve such other business as may properly come before the Special Joint Meeting of Shareholders.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: *Please sign exactly as your name(s) appear(s) on this card.* When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX VEM 30403 M XXXXXXXX

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Read your prospectus/proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope


VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
50 South LaSalle Street
Chicago, IL 60603
on March 11, 2019

Please detach at perforation before mailing.

PROXY

VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel International Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel International Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel International Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
VIE_30403_010419

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Vontobel International Equity Institutional Fund Special Joint Meeting of Shareholders to Be Held on March 11, 2019. The Proxy Statement for this meeting is available at https://www.proxy-direct.com/von-30403

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board of Trustees recommends a vote FOR the following proposal.**

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Foreign Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel International Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Foreign Opportunities Fund; and will assume all of the liabilities of Vontobel International Equity Institutional Fund.	☐	☐	☐
2.	To approve such other business as may properly come before the Special Joint Meeting of Shareholders.			

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: *Please sign exactly as your name(s) appear(s) on this card.* When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX VIE 30403 M XXXXXXXX +

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Read your prospectus/proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope


VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
50 South LaSalle Street
Chicago, IL 60603
on March 11, 2019

Please detach at perforation before mailing.

PROXY

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel Global Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel Global Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel Global Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

VGE_30403_010419

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Vontobel Global Equity Institutional Fund
Special Joint Meeting of Shareholders to Be Held on March 11, 2019.
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/von-30403

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **The Board of Trustees recommends a vote FOR the following proposal.**

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Global Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel Global Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Global Opportunities Fund; and will assume all of the liabilities of Vontobel Global Equity Institutional Fund.	☐	☐	☐

2. To approve such other business as may properly come before the Special Joint Meeting of Shareholders.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: *Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.*

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX VGE 30403 M XXXXXXXX +